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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                 August 8, 2002
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                        (Date of earliest event reported)


                              Banknorth Group, Inc.
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             (Exact name of registrant as specified in its charter)


Maine                                 0-16947               01-0437984
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(State or other jurisdiction  (Commission File Number)    (IRS Employer
of incorporation)                                       Identification No.)


P.O. Box 9540, Two Portland Square, Portland, Maine          04112-9540
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 (Address of principal executive offices)                     (Zip Code)


                                 (207) 761-8500
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              (Registrant's telephone number, including area code)


                                 Not Applicable
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(Former name, former address and former fiscal year, if changed since last report)
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ITEM 5.  OTHER EVENTS

         On August 8, 2002, Banknorth Group, Inc. ("Banknorth") and Warren Bancorp, Inc. ("Warren") announced that they had entered into an Agreement and Plan of Merger, dated as of August 8, 2002 (the "Agreement"), which sets forth the terms and conditions pursuant to which Warren will be merged with and into Banknorth (the "Merger"). The Agreement provides, among other things, that as a result of the Merger each outstanding share of common stock of Warren (subject to certain exceptions) will be converted into the right to receive $15.75 in cash or a number of whole shares of common stock of Banknorth determined by dividing $15.75 by the average closing prices of the Banknorth common stock during a specified period preceding the Merger, plus cash in lieu of any fractional share interest, subject to election and allocation procedures set forth in the Agreement which are intended to ensure that 50% of the outstanding shares of Warren common stock will be converted into the right to receive Banknorth common stock and 50% of the outstanding shares of Warren common stock will be converted into the right to receive cash.

         Consummation of the Merger is subject to a number of customary conditions, including, but not limited to, (i) the approval of the Agreement by the shareholders of Warren and (ii) the receipt of requisite regulatory approvals of the Merger and the proposed merger of Warren's banking subsidiary, Warren Five Cents Savings Bank, with and into Banknorth's banking subsidiary, Banknorth, NA, as soon as practicable following consummation of the Merger.

         For additional information, reference is made to the press release dated August 8, 2002, which is included as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      The following exhibits are included with this Report:

         Exhibit No.                Description
         -----------                -----------
         2.1                        Agreement and Plan of Merger, dated as of August 8, 2002, between Banknorth and Warren

         10.1                       Form of Shareholder Agreement between each director of Warren  and Banknorth
                                    (included as Annex A to Exhibit 2.1)

         99.1                       Press Release, dated August 8, 2002*

      * Incorporated by reference from Banknorth's filing with the Commission pursuant to Rule 425 under the Securities Act of 1933 on August 8, 2002.

                                       2
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        BANKNORTH GROUP, INC.



                                        By: /s/ Peter J. Verrill
                                        ----------------------------------------
                                            Name: Peter J. Verrill
                                            Title: Senior Executive Vice
                                                     President,
                                                     Chief Operating Officer and
                                                     Chief Financial Officer

Date:  August 13, 2002